UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2005, The Kansas City Southern Railway, ("KCSR"), a wholly-owned subsidiary of Kansas City Southern ("KCS"), and Watco Companies, Inc. ("Watco") announced the lease of five of KCSR's branch lines in Oklahoma, Arkansas, Louisiana, and Alabama to railroads owned by Watco, a short-line railroad company.

On that date, KCSR entered into the following lease agreements, each of which will become effective as of the effective date set forth in the agreement subject to certain conditions precedent: (1) a lease agreement with Arkansas Southern Railroad, Inc. for KCSR’s Waldron Branch line from east of Heavener, Okla. to Waldron, Ark.; (2) a lease agreement with Arkansas Southern Railroad, Inc. for KCSR’s Nashville Branch line from Ashdown to Nashville, Ark.; (3) a lease agreement with Louisiana Southern Railroad, Inc. for KCSR’s Hodge Subdivision line from Gibsland to north of Pineville Junction, La.; (4) a lease agreement with Louisiana Southern Railroad, Inc. for KCSR’s Minden Branch line, which includes the Hope Subdivision from Springhill to east of Hinkle, La. and the Sibley Branch from Minden to Sibley, La.; and (5) a lease agreement with Alabama Southern Railroad, Inc. for KCSR’s Tuscaloosa Branch line, which includes the Tuscaloosa Subdivision east of Columbus, Miss. to Tuscaloosa, Ala., the Warrior Branch between Tuscaloosa and Fox, Ala., and the Brookwood Branch from Brookwood Junction to Brookwood, Ala. These lease agreements are for a period of ten years, subject to earlier termination in accordance with the terms of the applicable lease agreement. The lease agreements are renewable for an additional ten years upon mutual agreement by KCS and the applicable lessee and apply to the use of the right-of-way and all track structures. Under each of these lease agreement, the lessee has agreed to pay KCS rent annually for the leased property in an amount based on the lessee’s revenue derived from the leased property that is received from traffic interchanged to carriers other than KCS for the annual period for which lease amounts are due. Other customary provisions apply to the lease agreements.

Under the lease agreements, these branch lines will continue to receive rail service, but from the three railroads owned by Watco instead of KCSR. The three railroads are the Arkansas Southern, the Louisiana Southern and the Alabama Southern.

For additional information, please see the Press Release attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

99.1 Press release issued jointly by Kansas City Southern and Watco Companies, Inc. dated July 20, 2005 entitled "KCSR and Watco Announce Lease of KCSR Branch Lines In Four States to Watco."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

July 25, 2005	By:	James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller (Principal Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued jointly by Kansas City Southern and Watco Companies, Inc. dated July 20, 2005 entitled "KCSR and Watco Announce Lease of KCSR Branch Lines In Four States to Watco."